UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 28, 2004

Dendreon Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-30681	22-3203193
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3005 First Avenue Seattle, Washington	98121
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code: (206) 256-4545

None

(Former name or former address, if change since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On October 28, 2004, Dendreon Corporation issued a press release regarding final results of its first Phase 3 clinical trial (D9901) of Provenge®, the Company’s investigational immunotherapy for the treatment of prostate cancer. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

99.1	Dendreon Corporation press release, dated October 28, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DENDREON CORPORATION

By:	/s/ Martin A. Simonetti
Martin A. Simonetti
Chief Financial Officer, Senior Vice President, Finance and Treasurer

Date: October 28, 2004

EXHIBIT INDEX

Number	Description
99.1	Dendreon Corporation press release, dated October 28, 2004.